UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 12, 2011

MedQuist Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35069	98-0676666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

9009 Carothers Parkway Franklin, Tennessee		37067
(Address of principal executive offices)		(Zip Code)

(866) 295-4600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is an investor presentation dated July 12, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated July 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Holdings Inc.

By	/s/ Mark R. Sullivan
	Name:	Mark R. Sullivan
	Title:	General Counsel & Chief Compliance Officer

Date: July 12, 2011

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation dated July 12, 2011